UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Bishop Street Funds®

Annual Report
December 31, 2019

High Grade Income Fund

Hawaii Municipal Bond Fund

Investment Adviser

Bishop Street Capital Management

Bishop Street Funds

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET

TABLE OF CONTENTS

FUNDS

BISHOP STREET

LETTER TO SHAREHOLDERS

FUNDS

Dear Shareholder:

2019 Market Review

In 2019, Equities (S&P 500 Index) had the best calendar year return (31.5%) since 2013 which capped a decade of strong performance. Based on size and style factors, Small Cap stocks trailed Large Cap stocks (Russell 2000: +25.5% vs. Russell 1000: +31.4%) while Growth stocks outperformed Value stocks (Russell 1000 Growth: +36.3% vs. Russell 1000 Value: +26.5) for the year.

Surprisingly, Fixed Income markets also posted strong returns in 2019 fueled by falling interest rates and strong investor demand, especially for higher-yielding sectors. The Bloomberg Barclays US Aggregate Bond Index rose 8.7%, the best calendar year return since 2002, with the lowest-quality tier of the Index up 16.4%. The 10-year U.S. Treasury yield ended the year at 1.92%, up from 1.68% at the end of the third quarter but down sharply from 2.69% at the close of 2018.

U.S. Economy:

The U.S. economy continues to expand at a moderate pace, led by consumption spending, while manufacturing and investment remain weak. The recession fears that gripped the market a year ago have eased considerably due to three Fed rate cuts, progress on trade issues, and other economic data indicating ongoing economic expansion. The yield curve has resumed a more normal shape, and many other typical harbingers of recession are lacking. For example, the labor market remains strong and the cyclical parts of the economy (e.g., durable goods and home building which have been typically significantly extended prior to every recession over the past 50 years) have largely been in the doldrums since 2007.

Hawaii’s Economy:

Hawaii’s economy is projected to experience positive growth as real GDP is estimated to increase +1.2% in both 2019 and 2020. In addition, Hawaii’s unemployment rate is anticipated to be amongst the lowest in the nation at 2.8% (est.) in 2019 and 3.2% (est.) in 2020. Visitor arrivals continued to grow at a healthy pace (est. 5.7%) and will likely set another record in 2019. Furthermore, the growth rate in 2020 for visitor

Bishop Street Funds

arrivals, visitor days, and visitor expenditures is forecasted to range from +2.0% to +2.5%. Lastly, the construction industry continues to shine with activity expected to continue at a healthy pace into 2020.

Investment Outlook:

In 2020, we believe Fixed Income returns will be muted by low current yields and possibly by rising interest rates. However, we do not expect a sharp rise in rates, due to slow economic growth, little inflation, and very low global sovereign yields. Key risks to the outlook are trade frictions, monetary policy errors, the election cycle, and myriad geopolitical hotspots.

Under these circumstances, we believe that portfolio diversification remains prudent and we are confident the Bishop Street Fund Family will provide you with the strategies to help you build your investment portfolio.

As always, thank you for your continued trust and confidence.

Sincerely,

Ken Miller, CFA

Chairman, Chief Executive Officer and Chief Investment Officer

Bishop Street Capital Management

January 24, 2020

The performance data quoted represents past performance. Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2019	www.bishopstreetfunds.com

BISHOP STREET

DEFINITIONS OF COMPARATIVE INDICES

FUNDS

Definitions of Comparative Indices

US Aggregate Bond Index is the most common index used to track the performance of investment grade bonds in the U.S.

Bloomberg Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

The ICE BofAML 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 years and less than 22 years.

Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

High Grade Income Fund

Fixed Income portfolios produced strong returns in 2019, driven by falling interest rates and demand for higher yielding sectors of the market. The decrease in interest rates was driven by a change in the policy stance of the US Federal Reserve Board. Increased market demand was driven by the continuation of moderate economic growth and the background of easing financial conditions.

At the start of the year the majority of the Federal Reserve’s Board members predicted that short-term rates would slowly rise during the year. This view moderated in the first half of the year, and then turned as inflation continued to be muted and trade frictions increased. As a result, the Federal Reserve reversed course (from its earlier prediction) and decreased short-term interest rates three times in the second half of the year, totaling 0.75%.

On a more detailed basis, riskier sectors of the bond market, such as Corporate Bonds, outperformed higher quality sectors such as US Treasuries. Lower rated securities outperformed higher rated securities (ex. BBB vs. AAA) and longer maturity securities outperformed those with shorter maturities. Longer maturity securities are more sensitive to changes in interest rates and experienced a greater increase in price with the decrease in rates during the year.

For the year, the Bishop High Grade Income Fund Class I posted a return of 8.89% and underperformed the Bloomberg Barclays U.S. Government/Credit Index which finished the year +9.71%. A positive driver of performance for the Fund included an overweight allocation to corporate securities. One negative driver was an underweight positioning in duration.

December 31, 2019	www.bishopstreetfunds.com

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $1,000,000 Investment in the High Grade Income Fund, Class I, versus the Bloomberg Barclays Capital U.S. Government/Credit Index.

# Account value if you reinvested income and capital gains.

(1) See pages 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

8.89%	3.66%	2.56%	3.32%	High Grade Income Fund, Class I

9.71%	4.35%	3.23%	3.96%	Bloomberg Barclays Capital U.S. Government/ Credit Index

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2019	www.bishopstreetfunds.com

High Grade Income Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	U.S. Treasury Bond	4.375%	05/15/41	3.3%

2.	U.S. Treasury Bond	6.000%	02/15/26	2.8%

3.	Amazon.com	4.800%	12/05/34	2.3%

4.	U.S. Treasury Bond	3.125%	05/15/48	2.2%

5.	GNMA, Ser 2012-91, Cl QL	2.000%	09/20/41	2.1%

6.	U.S. Treasury Bond	2.250%	08/15/46	1.9%

7.	FHLMC MTN	1.625%	08/25/21	1.9%

8.	FHLMC MTN	1.600%	09/30/21	1.8%

9.	Home Depot	5.875%	12/16/36	1.8%

10.	Apple	4.650%	02/23/46	1.6%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)
CORPORATE OBLIGATIONS — 53.3%
Communication Services — 4.5%
	CBS
$175	3.500%, 01/15/25	$183
	Comcast
300	3.150%, 03/01/26	314
	TWDC Enterprises 18 MTN
430	4.125%, 06/01/44	508
225	1.850%, 07/30/26	221
	Verizon Communications
325	4.329%, 09/21/28	369

		1,595

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Consumer Discretionary — 7.2%
	Amazon.com
$650	4.800%, 12/05/34	$820
	George Washington University
225	4.363%, 09/15/43	247
	Home Depot
450	5.875%, 12/16/36	621
	Lowe’s
375	3.650%, 04/05/29	401
	McDonald’s MTN
200	4.600%, 05/26/45	232
	Starbucks
225	2.450%, 06/15/26	228

		2,549

Consumer Staples — 2.3%
	Campbell Soup
125	4.250%, 04/15/21	129
	Coca-Cola
200	2.450%, 11/01/20	201
	General Mills
330	4.000%, 04/17/25	357
	Hershey
125	2.625%, 05/01/23	127

		814

Energy — 5.0%
	Apache Corp
159	7.750%, 12/15/29	200
	BP Capital Markets PLC
300	3.814%, 02/10/24	321
	Kinder Morgan Energy Partners LP
150	4.300%, 05/01/24	161
	Occidental Petroleum
390	2.700%, 02/15/23	393
	Schlumberger Investment SA
400	3.650%, 12/01/23	423
	Shell International Finance BV
260	3.875%, 11/13/28	288

		1,786

December 31, 2019	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Financials — 14.1%
	Aflac
$350	3.625%, 11/15/24	$374
	Bank of America MTN
450	4.000%, 04/01/24	482
235	3.194%, VAR ICE LIBOR USD 3 Month+1.180%, 07/23/30	243
	Bank of Montreal MTN
275	3.300%, 02/05/24	287
	Bank of New York Mellon MTN
500	4.150%, 02/01/21	512
	Capital One Financial
175	3.750%, 03/09/27	187
	Citigroup
100	3.875%, 10/25/23	106
	Discover Bank
200	4.200%, 08/08/23	212
	Goldman Sachs Group MTN
250	3.210%, VAR ICE LIBOR USD 3 Month+1.300%, 11/23/24	253
	JPMorgan Chase
375	3.540%, VAR ICE LIBOR USD 3 Month+1.380%, 05/01/28	399
275	2.700%, 05/18/23	280
	MetLife
250	3.048%, 12/15/22	258
	Morgan Stanley MTN
400	3.875%, 01/27/26	430
	PNC Financial Services Group
250	3.500%, 01/23/24	263
	US Bancorp MTN
450	3.000%, 03/15/22	460
	Wells Fargo MTN
250	4.150%, 01/24/29	279

		5,025

Health Care — 4.2%
	AbbVie
500	2.900%, 11/06/22	510
	Celgene
250	3.875%, 08/15/25	269
	CVS Health
250	2.875%, 06/01/26	254
	Gilead Sciences
450	4.500%, 04/01/21	461

		1,494

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Industrials — 2.8%
	FedEx
$125	2.625%, 08/01/22	$127
	Norfolk Southern
150	2.900%, 06/15/26	155
	Raytheon
260	2.500%, 12/15/22	265
	United Technologies
450	3.100%, 06/01/22	462

		1,009

Information Technology — 5.7%
	Apple
450	4.650%, 02/23/46	565
	Applied Materials
200	3.300%, 04/01/27	212
	International Business Machines
360	3.500%, 05/15/29	387
	KLA-Tencor
200	4.650%, 11/01/24	220
	Microsoft
250	3.625%, 12/15/23	266
	QUALCOMM
365	3.250%, 05/20/27	384

		2,034

Materials — 1.4%
	DuPont de Nemours
285	5.419%, 11/15/48	352
	Sherwin-Williams
140	3.125%, 06/01/24	145

		497

Transportation — 1.1%
	Burlington Northern Santa Fe LLC
345	4.450%, 03/15/43	405

Utilities — 5.0%
	Berkshire Hathaway Energy
400	6.125%, 04/01/36	550
	Duke Energy Florida LLC
325	3.100%, 08/15/21	331
	Sempra Energy
375	3.250%, 06/15/27	386

December 31, 2019	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Utilities — (continued)
	Sierra Pacific Power
$200	2.600%, 05/01/26	$201
	Xcel Energy
300	3.300%, 06/01/25	313

		1,781

TOTAL CORPORATE OBLIGATIONS (Cost $17,802)		18,989

U.S. TREASURY OBLIGATIONS — 18.2%
	U.S. Treasury Bonds
800	6.000%, 02/15/26	996
250	5.375%, 02/15/31	336
250	4.750%, 02/15/37	344
300	4.500%, 08/15/39	408
875	4.375%, 05/15/41	1,181
665	3.125%, 05/15/48	768
100	3.000%, 08/15/48	113
700	2.250%, 08/15/46	682
	U.S. Treasury Notes
170	3.125%, 11/15/28	187
365	2.875%, 10/31/20	368
350	2.125%, 08/31/20	351
180	2.125%, 05/15/25	184
400	2.000%, 11/15/26	405
150	1.625%, 08/15/29	146

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,114)		6,469

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.6%
	FFCB
350	3.220%, 12/10/25	377
450	3.100%, 12/06/24	478
300	1.750%, 08/01/22	299
	FHLB
475	4.750%, 03/10/23	520
500	3.125%, 06/13/25	533
500	3.000%, 03/10/28	535
550	2.500%, 03/11/22	560
250	1.800%, 09/01/23	250

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

U.S. GOVERNMENT AGENCY OBLIGATIONS — (continued)
	FHLMC MTN
$675	1.625%, 2.000%, 02/25/20, 08/25/21 (A)	$674
342	1.875%, 06/09/23	342
650	1.600%, 09/30/21	649

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,067)		5,217

MUNICIPAL BONDS — 5.3%
	California State, GO
260	6.509%, 04/01/39	278
	City of Seattle Washington, Ser B, GO
425	3.500%, 12/01/31	453
	Evansville, Redevelopment Authority, GO
500	7.210%, 02/01/39	515
	Gwinnett County, Development Authority, RB
375	4.180%, 09/01/47	392
	Houston, Independent School District, GO
250	6.125%, 02/15/28	251

TOTAL MUNICIPAL BONDS (Cost $1,858)		1,889

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 5.1%
	FHLMC, Ser 2015-4425, Cl BY
597	2.000%, 01/15/45	518
	FHLMC, Ser G12710
24	5.500%, 07/01/22	26
	FNMA, Ser 2003-58, Cl D
29	3.500%, 07/25/33	30
	FNMA, Ser 2012-84, Cl JB
217	3.000%, 05/25/42	217
	FNMA, Ser 2013-92, Cl MT
32	4.000%, 07/25/41	33
	FNMA, Ser 889958
14	5.000%, 10/01/23	15
	GNMA, Ser 2011-112, Cl JP
33	2.000%, 02/20/40	33
	GNMA, Ser 2012-91, Cl QL
765	2.000%, 09/20/41	732
	GNMA, Ser 2013-4, Cl CN
220	2.000%, 10/16/42	214

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (Cost $1,720)		1,818

December 31, 2019	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Shares		Value (000)

CASH EQUIVALENT — 2.9%
1,047,971	BlackRock FedFund, Institutional Shares, 1.540% (B) (Cost $1,048)	$1,048

TOTAL INVESTMENTS (Cost $33,609) — 99.4%		$35,430

Percentages are based on Net Assets of $35,641 (000).

(A)	Step Bonds — Represents the current rate, the step rate, the step date and the final maturity date.

(B)	The rate reported is the 7-day effective yield as of December 31, 2019.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Corporation

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

Cost figures are shown in thousands.

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(concluded)

The following is a summary of the inputs used as of December 31, 2019, in valuing the Fund’s investments carried at value (000):

High Grade Income Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$18,989	$—	$18,989
U.S. Treasury Obligations	—	6,469	—	6,469
U.S. Government Agency Obligations	—	5,217	—	5,217
Municipal Bonds	—	1,889	—	1,889
U.S. Government Agency Mortgage-Backed Obligations	—	1,818	—	1,818
Cash Equivalent	1,048	—	—	1,048

Total Investments in Securities	$1,048	$34,382	$—	$35,430

For the year ended December 31, 2019, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

December 31, 2019	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Hawaii Municipal Bond Fund

The municipal bond market posted solid returns in 2019 as the ICE BofAML 1-22 Yr. U.S. Municipal Securities Index returned 6.89% for the year. The main drivers of performance include strong demand from investors as net flows into municipal mutual funds surpassed $90 billion. This demand was exacerbated by a shrinking supply, as bonds called or matured outpaced new issuance. The municipal market also benefitted from tax reform and rising state revenues that aided investor confidence in municipal credit quality. Lastly, a decline in interest rates resulted in an increase in security prices and longer dated bonds outperformed shorter dated securities as the 30-year bond yield declined by 93 basis points for the year.

The Bishop Street Hawaii Municipal Bond Fund returned 5.69% for the year and underperformed the ICE BofAML 1-22 Yr. US Municipal Securities Index. The Fund’s revenue bond allocation made positive contributions to performance while its short duration relative to the benchmark was a negative detractor. The Fund continues to provide a steady stream of tax-exempt income and is positioned to provide a quality total return for our investors in 2020.

In terms of Hawaii’s economy, the State continues to show positive growth in visitor arrivals and visitor expenditures are expected to hold steady for the upcoming year. While personal income is expected to decrease, GDP is expected to show a 1.2% increase in 2019. Fitch also raised the credit rating for Hawaii bonds to AA+ as a result of the state’s resilient economy, operating performance, as well as its increased reserves.

One basis point is 1/100 of one percent.

Bishop Street Funds

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2019	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $1,000,000 Investment in the Hawaii Municipal Bond Fund, Class I*, versus the ICE BofAML 1-22 Year US Municipal Securities Index.

# Account value if you reinvested income and capital gains.

(1) See pages 4 for definitions of comparative indices.

* The graph is based on only Class I Shares; performance for Class A would be different due to differences in fee structures.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

5.69%	3.34%	2.46%	3.12%	Hawaii Municipal Bond Fund, Class I

5.48%	3.07%	2.19%	2.86%	Hawaii Municipal Bond Fund, Class A

2.33%	2.04%	1.57%	2.55%	Hawaii Municipal Bond Fund, Class A, with load**

6.89%	4.24%	3.19%	3.95%	ICE BofAML 1-22 Year US Municipal Securities Index

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Hawaii State, Department of Transportation, Airports Division Lease Revenue, AMT	5.000%	08/01/27	3.2%

2.	Hawaii State, Department of Budget & Finance, Ser A	5.000%	07/01/35	2.7%

3.	Hawaii State, Department of Budget & Finance	3.200%	07/01/39	2.4%

4.	University of Hawaii, Ser F	5.000%	10/01/35	2.4%

5.	Hawaii State, Department of Transportation, Airports Division Lease Revenue, AMT	5.000%	08/01/21	2.1%

6.	Honolulu Hawaii City & County, Board of Water Supply, Ser A	5.000%	07/01/24	2.1%

7.	Hawaii State, Airports System Authority, Ser A	5.250%	07/01/27	2.0%

8.	Hawaii State, Ser FW	5.000%	01/01/37	2.0%

9.	Hawaii State, Airports System Authority, Ser A, AMT	5.000%	07/01/45	1.8%

10.	Honolulu Hawaii City & County, Ser C	4.000%	10/01/32	1.8%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 97.6%
Alaska — 0.5%
	Alaska State, Ser A, GO
$525	5.000%, 08/01/34	$615

December 31, 2019	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
California — 2.3%
	California State, Educational Facilities Authority, Ser U-6, RB
$670	5.000%, 05/01/45	$1,000
	Orange County, Water District, Ser A, RB
1,000	5.000%, 08/15/23, Pre-Refunded @ 100 (A)	1,148
	Sacramento City, Unified School District, GO
500	5.000%, 07/01/23	557
	University of California, Ser AF, RB
215	5.000%, 05/15/23, Pre-Refunded @ 100(A)	243

		2,948

Florida — 0.1%
	Miami-Dade County, School Board, Ser D, COP
150	5.000%, 02/01/27	180

Hawaii — 88.6%
	Hawaii County, Ser A, GO
500	5.000%, 09/01/20	513
250	5.000%, 09/01/22	276
600	5.000%, 09/01/26	731
100	5.000%, 09/01/27	121
125	5.000%, 09/01/28	155
500	5.000%, 09/01/30	601
400	5.000%, 09/01/33	488
300	5.000%, 09/01/36	363
1,500	4.000%, 09/01/35	1,664
	Hawaii County, Ser B, GO
200	5.000%, 09/01/22 (B)	221
	Hawaii County, Ser D, GO
450	5.000%, 09/01/25	543
300	5.000%, 09/01/27	364
	Hawaii State, Airports System Authority, RB, AMT
1,500	5.000%, 07/01/24	1,581
1,000	4.125%, 07/01/24	1,038
	Hawaii State, Airports System Authority, Ser A, RB
250	5.250%, 07/01/23	255
2,500	5.250%, 07/01/27	2,550
1,000	5.250%, 07/01/28	1,020
900	5.250%, 07/01/30	917
420	5.000%, 07/01/39	427
2,000	5.000%, 07/01/45	2,279
	Hawaii State, Airports System Revenue, Ser A, RB, AMT
1,000	5.000%, 07/01/38	1,207

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Airports System Revenue, COP, AMT
$500	5.250%, 08/01/25	$565
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, AGC Insured
745	5.000%, 01/01/26	747
	Hawaii State, Department of Budget & Finance, Pacific Health Project, Ser A, RB
425	6.000%, 07/01/33	490
100	5.500%, 07/01/43	111
	Hawaii State, Department of Budget & Finance, RB
325	5.125%, 07/01/31	361
275	5.000%, 07/01/20	280
300	5.000%, 07/01/21	317
350	3.250%, 01/01/25	368
3,000	3.200%, 07/01/39	3,046
	Hawaii State, Department of Budget & Finance, Ser A, RB
205	5.000%, 07/01/22	224
575	5.000%, 07/01/26	644
500	5.000%, 07/01/27	589
755	5.000%, 07/01/30	880
3,000	5.000%, 07/01/35	3,438
1,000	4.000%, 07/01/40	1,067
	Hawaii State, Department of Budget & Finance, Ser B, RB
775	5.000%, 07/01/28	865
	Hawaii State, Department of Hawaiian Home Lands, Kapolie Office Facilities, Ser A, COP
500	5.000%, 11/01/26	617
	Hawaii State, Department of Hawaiian Home Lands, RB
500	5.000%, 04/01/27	618
	Hawaii State, Department of Transportation, Airports Division Lease Revenue, COP, AMT
2,525	5.000%, 08/01/21	2,670
3,675	5.000%, 08/01/27	4,105
1,000	5.000%, 08/01/28	1,114
	Hawaii State, Harbor System Revenue, Ser A, RB
2,000	5.625%, 07/01/40	2,042
220	5.000%, 07/01/25	224
1,125	4.250%, 07/01/21	1,143
	Hawaii State, Highway Revenue, Ser A, RB
700	5.000%, 01/01/23	780
215	5.000%, 01/01/25	251
350	5.000%, 01/01/29	451
1,950	5.000%, 01/01/30	2,314

December 31, 2019	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
$1,000	5.000%, 01/01/33	$1,147
1,200	4.000%, 01/01/26	1,266
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB
200	3.900%, 04/01/22	206
115	3.750%, 04/01/21	118
180	3.500%, 04/01/20	181
	Hawaii State, Housing Finance & Development, Ser A, RB, GNMA Insured
1,000	1.900%, 01/01/21	1,000
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA/FHLMC Insured
295	3.450%, 01/01/22	302
	Hawaii State, Housing Finance & Development, Wilikina Apartments Project, Ser A, RB
1,000	5.000%, 05/01/34	1,030
	Hawaii State, Pacific Health, Pacific Health Project, Ser A, RB
350	4.625%, 07/01/20, Pre-Refunded @ 100(A)	356
	Hawaii State, Ser DZ, GO
250	5.000%, 12/01/21, Pre-Refunded @ 100(A)	268
225	4.000%, 12/01/30	236
200	4.000%, 12/01/31	209
	Hawaii State, Ser EA, GO
435	5.000%, 12/01/21	468
1,700	5.000%, 12/01/22	1,825
	Hawaii State, Ser EE-2017, GO
400	5.000%, 11/01/22, Pre-Refunded @ 100(A)	443
	Hawaii State, Ser EF, GO
300	5.000%, 11/01/23	333
500	5.000%, 11/01/24	554
	Hawaii State, Ser EH, GO
45	5.000%, 08/01/23, Pre-Refunded @ 100(A)	52
125	5.000%, 08/01/24	142
300	5.000%, 08/01/29	339
295	5.000%, 08/01/30	333
95	5.000%, 08/01/32	107
	Hawaii State, Ser EH-2017, GO
85	5.000%, 08/01/23 (B)	97
	Hawaii State, Ser EO, GO
1,000	5.000%, 08/01/29	1,163
1,000	5.000%, 08/01/30	1,158
1,000	5.000%, 08/01/33	1,151

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Ser EP, GO
$500	5.000%, 08/01/25	$586
	Hawaii State, Ser FG, GO
500	5.000%, 10/01/30	610
200	5.000%, 10/01/31	243
	Hawaii State, Ser FH, GO
400	5.000%, 10/01/28	491
	Hawaii State, Ser FK, GO
1,500	5.000%, 05/01/29	1,860
	Hawaii State, Ser FN-REF, GO
625	5.000%, 10/01/30	781
	Hawaii State, Ser FT, GO
280	5.000%, 01/01/29	354
1,000	5.000%, 01/01/31	1,248
	Hawaii State, Ser FW, GO
2,000	5.000%, 01/01/37	2,500
1,000	5.000%, 01/01/39	1,244
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB
600	5.000%, 07/01/23	657
2,400	5.000%, 07/01/24	2,655
500	5.000%, 07/01/25	547
600	5.000%, 07/01/27	696
	Honolulu Hawaii City & County, GO
250	4.000%, 09/01/33	290
	Honolulu Hawaii City & County, Ser A, GO
275	5.250%, 08/01/21, Pre-Refunded @ 100(A)	293
500	5.000%, 11/01/22 (B)	555
1,000	5.000%, 10/01/23	1,142
1,000	5.000%, 10/01/27	1,205
350	5.000%, 10/01/29	419
800	5.000%, 10/01/31	950
1,500	5.000%, 10/01/37	1,757
1,175	5.000%, 09/01/38	1,456
325	4.000%, 08/01/21, Pre-Refunded @ 100(A)	340
	Honolulu Hawaii City & County, Ser B, GO
120	5.000%, 12/01/20	124
650	5.000%, 08/01/21, Pre-Refunded @ 100(A)	690
200	5.000%, 11/01/24	221
1,000	5.000%, 11/01/25	1,106
500	5.000%, 10/01/26	603
500	5.000%, 10/01/28	600

December 31, 2019	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Honolulu Hawaii City & County, Ser C, GO
$375	5.000%, 08/01/32	$482
1,000	5.000%, 08/01/34	1,276
1,200	4.000%, 08/01/23	1,322
2,000	4.000%, 10/01/32	2,265
145	3.000%, 10/01/28	156
	Honolulu Hawaii City & County, Wastewater System Authority, Ser A, RB
250	5.000%, 07/01/21, Pre-Refunded @ 100(A)	265
100	5.000%, 07/01/22, Pre-Refunded @ 100(A)	110
300	5.000%, 07/01/24	350
	Honolulu Hawaii City & County, Wastewater System Authority, Ser B, RB
1,000	5.000%, 07/01/23	1,132
	Honolulu Hawaii City & County, Wastewater System Revenue, RB
1,000	5.000%, 07/01/31	1,178
500	5.000%, 07/01/39	626
	Honolulu Hawaii City & County, Wastewater System Revenue, Ser A, RB
650	5.000%, 07/01/22	712
575	5.000%, 07/01/49	707
500	4.000%, 07/01/37	575
	Honolulu Hawaii City & County, Wastewater System Revenue, Ser B, RB
325	4.000%, 07/01/33	365
	Kauai County, GO
250	5.000%, 08/01/37	304
	Kauai County, Ser A, GO
250	5.000%, 08/01/21	265
500	5.000%, 08/01/23	549
250	4.000%, 08/01/24	268
250	3.250%, 08/01/23	258
	Kauai County, Ser A, GO, NATL FGIC Insured
415	5.000%, 08/01/21	416
	Maui County, GO
250	5.000%, 06/01/20	254
150	5.000%, 06/01/21	158
	Maui County, RB
2,000	3.250%, 09/01/36	2,142
	University of Hawaii, Ser B, RB
1,500	5.000%, 10/01/34	1,766
1,000	4.000%, 10/01/23	1,102

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	University of Hawaii, Ser E, RB
$1,485	5.000%, 10/01/25	$1,789
1,350	5.000%, 10/01/32	1,634
	University of Hawaii, Ser F, RB
2,425	5.000%, 10/01/35	2,984

		113,752

Indiana — 0.5%
	Fort Wayne, Community School Building, RB, ST Intercept Insured
500	5.000%, 07/15/25	555
	Indiana State, Housing & Community Development Authority, Ser C, RB, GNMA/FNMA/FHLMC Insured
65	4.100%, 06/01/27	67

		622

Kentucky — 0.9%
	Kentucky State, COP
1,000	5.000%, 04/15/38	1,193

New York — 0.9%
	New York City, Trust for Cultural Resources, Ser S, RB
1,000	5.000%, 07/01/41	1,138

Oklahoma — 1.6%
	Comanche County, Educational Facilities Authority, Ser A, RB
1,100	5.000%, 12/01/30	1,334
	Oklahoma City, Water Utilities Trust, RB
125	5.000%, 07/01/40	132
	Oklahoma State, Development Finance Authority, RB
475	5.000%, 06/01/44	537

		2,003

Tennessee — 0.5%
	Memphis, Ser A, GO
500	5.000%, 04/01/26	595

Texas — 1.3%
	Hays City, Consolidated Independent School District, GO, PSF-GTD Insured
500	4.000%, 08/15/29	566
	Tomball City, Independent School District, GO, PSF-GTD Insured
1,000	5.000%, 02/15/28	1,176

		1,742

December 31, 2019	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)/Shares		Value (000)
Utah — 0.4%
	Utah State, Charter School Finance Authority, Ser A, RB, UT CSCE Insured
$450	4.000%, 10/15/40	$476

TOTAL MUNICIPAL BONDS (Cost $122,116)		125,264

CASH EQUIVALENT — 1.1%
1,333,647	BlackRock FedFund, Institutional Shares, 1.540% (C) (Cost $1,334)	1,334

TOTAL INVESTMENTS (Cost $123,450) — 98.7%		$126,598

Percentages are based on Net Assets of $128,313 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(B)	Security is escrowed to maturity.

(C)	The rate reported is the 7-day effective yield as of December 31, 2019.

AGC — American Guaranty Corporation

AMT — Alternative Minimum Tax

COP — Certificate of Participation

FGIC — Financial Guarantee Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Guaranteed by Permanent School Fund

RB — Revenue Bond

Ser — Series

ST Intercept — State Intercept

UT CSCE — Utah Charter School Credit Enhancement Program

Cost figures are shown in thousands.

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

The following is a summary of the inputs used as of December 31, 2019, in valuing the Fund’s investments carried at value (000):

Hawaii Municipal Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$125,264	$—	$125,264
Cash Equivalent	1,334	—	—	1,334

Total Investments in Securities	$1,334	$125,264	$—	$126,598

For the year ended December 31, 2019, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2019

	High Grade Income Fund	Hawaii Municipal Bond Fund
Assets:
Investments, at Cost	$33,609	$123,450

Investments, at Value	$35,430	$126,598
Dividends and Interest Receivable	261	1,973
Receivable for Fund Shares Sold	—	43
Due from Advisor	—	3
Prepaid Expenses	4	4

Total Assets	35,695	128,621

Liabilities:
Income Distribution Payable	21	174
Advisory Fees Payable	5	—
Administrative Fees Payable	4	9
Shareholder Servicing Fees Payable	3	8
Chief Compliance Officer Fees Payable	1	4
Payable for Fund Shares Redeemed	—	51
Distribution Fees Payable, Class A	—	4
Other Accrued Expenses Payable	20	58

Total Liabilities	54	308

Net Assets	$35,641	$128,313

Paid-in Capital	$34,110	$125,085
Total Distributable Earnings	1,531	3,228

Net Assets	$35,641	$128,313

Class I Shares:
Net Assets	$35,641	$111,254
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,604	10,364
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$9.89	$10.73

Class A Shares:
Net Assets	N/A	$17,059
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	1,589
Net Asset Value, Offering and Redemption Price Per Share — Class A (Net Assets / Shares Outstanding)	N/A	$10.74

Maximum Offering Price Per Shares — Class A ($10.74/ 97.00%)	N/A	$11.07

N/A – Not Applicable. Share class currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2019

	High Grade Income Fund	Hawaii Municipal Bond Fund
Investment Income:
Interest Income	$1,076	$3,591
Dividend Income	10	37

Total Investment Income	1,086	3,628

Expenses:
Investment Adviser Fees	203	444
Shareholder Servicing Fees	90	299
Administrative Fees	74	254
Chief Compliance Officer Fees	3	9
Distribution Fees, Class A	—	43
Transfer Agent Fees	43	103
Legal Fees	14	49
Audit Fees	13	46
Printing Fees	12	41
Pricing Fees	10	26
Trustees’ Fees	8	27
Custody Fees	5	6
Registration Fees	—	10
Miscellaneous Expenses	—	2

Total Expenses	475	1,359

Less Waivers:
Investment Adviser Fees	(116)	(287)
Shareholder Servicing Fees	(55)	(190)
Administrative Fees	(23)	(142)

Total Waivers	(194)	(619)

Total Net Expenses	281	740

Net Investment Income	805	2,888

Net Realized Gain on Investments	168	396
Net Change in Unrealized Appreciation on Investments	2,191	3,720

Net Realized and Unrealized Gain on Investments	2,359	4,116

Increase in Net Assets Resulting from Operations	$3,164	$7,004

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the year ended December 31,

	High Grade Income Fund		Hawaii Municipal Bond Fund
	2019	2018	2019	2018
Investment Activities from Operations:
Net Investment Income	$805	$1,037	$2,888	$3,252
Net Realized Gain (Loss) on Investments	168	(438)	396	(403)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,191	(1,349)	3,720	(2,246)

Increase (Decrease) in Net Assets Resulting from Operations	3,164	(750)	7,004	603

Distributions:
Class I Shares	(837)	(1,056)	(2,540)	(2,845)
Class A Shares	N/A	N/A	(346)	(400)

Total Distributions	(837)	(1,056)	(2,886)	(3,245)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	971	2,643	11,368	14,721
Reinvestments of Cash Distributions	558	712	363	416
Cost of Shares Redeemed	(4,853)	(15,604)	(13,165)	(21,024)

Total Class I Capital Share Transactions	(3,324)	(12,249)	(1,434)	(5,887)

Class A Shares:
Proceeds from Shares Issued	N/A	N/A	309	210
Reinvestments of Cash Distributions	N/A	N/A	249	281
Cost of Shares Redeemed	N/A	N/A	(1,189)	(3,322)

Total Class A Capital Share Transactions	N/A	N/A	(631)	(2,831)

Net Decrease in Net Assets from Capital Share Transactions	(3,324)	(12,249)	(2,065)	(8,718)

Total Increase (Decrease) in Net Assets	(997)	(14,055)	2,053	(11,360)

Net Assets:
Beginning of Year	36,638	50,693	126,260	137,620

End of Year	$35,641	$36,638	$128,313	$126,260

Share Transactions:
Class I Shares:
Shares Issued	101	283	1,068	1,418
Shares Issued in Lieu of Cash Distributions	57	77	34	40
Shares Redeemed	(498)	(1,673)	(1,244)	(2,032)

Total Class I Transactions	(340)	(1,313)	(142)	(574)

Class A Shares:
Shares Issued	N/A	N/A	29	20
Shares Issued in Lieu of Cash Distributions	N/A	N/A	24	27
Shares Redeemed	N/A	N/A	(112)	(320)

Total Class A Transactions	N/A	N/A	(59)	(273)

Net Decrease in Shares Outstanding from Share Transactions	(340)	(1,313)	(201)	(847)

N/A – Not Applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

This page intentionally left blank.

Bishop Street Funds

Financial Highlights

For a share outstanding throughout the period ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains	Total Dividends and Distributions

HIGH GRADE INCOME FUND
Class I Shares:
2019	$9.29	$0.21	$0.61	$0.82	$(0.22)	$—	$(0.22)
2018	9.64	0.23	(0.35)	(0.12)	(0.22)	(0.01)	(0.23)
2017	9.65	0.22	0.12	0.34	(0.22)	(0.13)	(0.35)
2016	9.80	0.22	(0.07)	0.15	(0.22)	(0.08)	(0.30)
2015	10.05	0.23	(0.19)	0.04	(0.23)	(0.06)	(0.29)

HAWAII MUNICIPAL BOND FUND
Class I Shares:
2019	$10.39	$0.25	$0.34	$0.59	$(0.25)	$—	$(0.25)
2018	10.58	0.26	(0.19)	0.07	(0.26)	— ^	(0.26)
2017	10.45	0.25	0.14	0.39	(0.25)	(0.01)	(0.26)
2016	10.80	0.27	(0.30)	(0.03)	(0.26)	(0.06)	(0.32)
2015	10.88	0.29	(0.01)	0.28	(0.29)	(0.07)	(0.36)
Class A Shares:
2019	$10.39	$0.22	$0.35	$0.57	$(0.22)	$—	$(0.22)
2018	10.58	0.23	(0.20)	0.03	(0.22)	— ^	(0.22)
2017	10.45	0.23	0.13	0.36	(0.22)	(0.01)	(0.23)
2016	10.80	0.24	(0.29)	(0.05)	(0.24)	(0.06)	(0.30)
2015	10.88	0.26	(0.01)	0.25	(0.26)	(0.07)	(0.33)

(1)	Per share net investment income calculated using average shares.
†

Total return is for the period indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

^	Amount is less than 0.005.

Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds

Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.89	8.89%	$35,641	0.76%	1.29%	2.19%	16%
9.29	(1.21)	36,638	0.76	1.34	2.42	22
9.64	3.56	50,693	0.76	1.29	2.30	33
9.65	1.47	61,204	0.76	1.25	2.20	27
9.80	0.37	72,251	0.76	1.21	2.31	24

$10.73	5.69%	$111,254	0.55%	1.04%	2.31%	36%
10.39	0.66	109,130	0.55	1.07	2.47	21
10.58	3.74	117,285	0.55	1.04	2.39	25
10.45	(0.32)	120,894	0.55	1.02	2.45	26
10.80	2.61	127,712	0.55	0.98	2.64	28

$10.74	5.48%	$17,059	0.80%	1.29%	2.06%	36%
10.39	0.34	17,130	0.80	1.32	2.21	21
10.58	3.46	20,335	0.80	1.29	2.14	25
10.45	(0.57)	22,374	0.80	1.27	2.20	26
10.80	2.36	22,959	0.80	1.23	2.39	28

The accompanying notes are an integral part of the financial statements.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Notes to Financial Statements

December 31, 2019

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of two funds (each a Fund, collectively the “Funds”) which includes High Grade Income Fund and the Hawaii Municipal Bond Fund. High Grade Income Fund is diversified while Hawaii Municipal Bond Fund is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

The Dividend Value Fund ceased operations and liquidated during the second quarter of 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)) including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available.

Bishop Street Funds

Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Such methodologies typically include matrix systems which reflect such factors as security prices, yields, maturities and ratings. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2019, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Sub-chapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

Discounts and premiums are accreted or amortized using the effective interest method over the life of each security and are recorded as interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Bishop Street Funds

Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid on a monthly basis for the Funds. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of the agreement with MUFG Union Bank, N.A., the custodian of the Funds (the “Custodian”), if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2019, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a wholly owned subsidiary of First Hawaiian Inc. The Adviser is entitled to receive an annual fee of 0.55% of the average daily net assets of the High Grade Income Fund and 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund. The Adviser has contractually agreed, through April 30, 2020, to waive a portion of its advisory fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, excluded expenses) to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

The contractual expense limitations are as follows:

High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2019, the Adviser did not recapture any previously waived fees.

As of December 31, 2019, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

High Grade Income Fund	Hawaii Municipal Bond Fund	Total	Expires
$186	$338	$524	12/31/2020
157	340	497	12/31/2021
116	287	403	12/31/2022

4.	ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Funds. The Administrator has voluntarily agreed to waive a portion of its fee equal 0.06% of High Grade Fund’s average daily net assets value and the Hawaii Municipal Bond Fund for which the Administrator is waiving 0.11% of the Fund’s average daily net assets. These fee waivers are voluntary and may be discontinued at any time. For the year ended December 31, 2019, the Funds were charged as follows for these services: $74 in the High Grade Income Fund and $254 in the Hawaii Municipal Bond Fund. For the year ended December 31, 2019, the Administrator waived as follows for these services: $23 in the High Grade Income Fund and $142 in the Hawaii Municipal Bond Fund. These fees and waivers are labeled as “Administrative Fees/Waivers” on the Statement of Operations.

Bishop Street Funds

The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custody Fees.”

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Funds. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Funds. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees.”

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the year, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed by First Hawaiian Bank on behalf of SIDCO for the benefit of certain shareholders to the Funds. SIDCO has voluntarily agreed to waive a portion of its fee equal 0.15% of the average daily net assets value. These fees and waivers are represented as “Shareholder Servicing Fees/Waivers” on the Statement of Operations.

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees.”

6.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2019 are presented below for the Funds.

	High Grade Income Fund	Hawaii Municipal Bond Fund
Purchases
U.S. Government Securities	$1,025	$—
Other	4,782	44,121
Sales and Maturities
U.S. Government Securities	$2,969	$—
Other	7,223	46,055

7.	FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and undistributed earnings, in the period that the differences arise. The material differences are primarily attributed to different book/tax method on market discount accretion.

The tax character of dividends and distributions paid during the years ended December 31, 2019 and 2018 were as follows:

	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Total
High Grade Income Fund
2019	$837	$—	$—	$837
2018	1,029	—	27	1,056

Hawaii Municipal Bond Fund
2019	$31	$2,855	$—	$2,886
2018	13	3,221	11	3,245

Bishop Street Funds

As of December 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

	High Grade Income Fund	Hawaii Municipal Bond Fund
Undistributed Ordinary Income	$—	$78
Capital Loss Carryforwards	(263)	—
Unrealized Appreciation	1,793	3,148
Other Temporary Differences	1	2

Total Distributable Earnings	$1,531	$3,228

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Funds are permitted to carry forward capital losses for an unlimited period and they will retain their character as either short-term or long-term capital losses.

Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
High Grade Income Fund	$23	$240	$263

During the fiscal year ended December 31, 2019, the High Grade Income Fund and Hawaii Municipal Bond Fund utilized $78 and $363 in capital loss carryforwards to offset capital gains, respectively.

For Federal income tax purposes, the cost of securities owned at December 31, 2019 is different from amounts reported for financial reporting purposes. The difference is primarily due to different book/tax method on amortization of premiums on certain securities.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at December 31, 2019, were as follows:

	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$33,637	$123,450

Gross Unrealized Appreciation	1,849	3,375
Gross Unrealized Depreciation	(56)	(227)

Net Unrealized Appreciation	$1,793	$3,148

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

8.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The High Grade Income Fund and Hawaii Municipal Bond Fund invest primarily in debt instruments. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, each Funds’ investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity and “interest rate risk” which is the potential for fluctuations in bond prices due to changing interest rates. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The following tables provide detail on the approximate percentage of Hawaii Municipal Bond Fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in the Funds.

Hawaii Municipal Bond Fund
% of investments in securities with credit enhancements or liquidity enhancements	4.19%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	1.38% (Public School Fund Guarantee)

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

Bishop Street Funds

The market value of the Funds’ investments in fixed income securities may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	LINE OF CREDIT

Through December 31, 2019, the Funds, which are not jointly liable, had entered into an agreement which enabled them to participate in a $5 million unsecured committed revolving line of credit on a first come, first served basis, with MUFG Union Bank, N.A. (the “Bank”). The proceeds from the borrowings are permitted to be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions.

For the year ended December 31, 2019, the Funds had no borrowings under the line of credit.

10.	OTHER

At December 31, 2019, the percentage of total shares outstanding held by shareholders owning 10% or greater of total shares outstanding of each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
High Grade Income Fund, Class I Shares*	2	89.06
Hawaii Municipal Bond Fund, Class I Shares	1	82.82
Hawaii Municipal Bond Fund, Class A Shares	—	—

*	Includes one unaffiliated shareholder, all other shareholders in the above table are affiliated.

11.	REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Funds have adopted the ASU and the implications of the ASU have been reflected within the Financial Statements, as applicable.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

13.	SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

Bishop Street Funds

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Bishop Street Funds and Shareholders of High Grade Income Fund and Hawaii Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of High Grade Income Fund and Hawaii Municipal Bond Fund (constituting Bishop Street Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more investment companies in Bishop Street Capital Management since 1998.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2019 to December 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Bishop Street Funds

(unaudited)

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratios	Expenses Paid During Period*
High Grade Income Fund — Class I

Actual Fund Return	$1,000.00	$1,022.40	0.76%	$3.87
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.87

Hawaii Municipal Bond Fund — Class I

Actual Fund Return	$1,000.00	$1,016.70	0.55%	$2.80
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80

Hawaii Municipal Bond Fund — Class A

Actual Fund Return	$1,000.00	$1,016.20	0.80%	$4.07
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2019 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest	(A+B+C) (D) Total Distributions (Tax Basis)
High Grade Income Fund	0.00%	100.00%	0.00%	100.00%
Hawaii Municipal Bond Fund(6)	0.00%	1.07%	98.93%	100.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds

(unaudited)

For the fiscal year ended December 31, 2019, each fund has designated the following items with regard to distributions paid during the year.

Qualifying for Corporate Dividends Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
0.00%	0.00%	25.57%	99.08%	0.00%
0.00%	0.00%	0.00%	0.00%	0.00%

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

For California income tax purposes, for the fiscal year ended December 31, 2019, the Hawaii Municipal Bond Fund designated 1.80% of their distributions paid from net investment income as exempt interest dividends under Section 17145 of the California Revenue and Taxation Code.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Board of Trustees and Officers

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years

INTERESTED TRUSTEES[3,4]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1998)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

N. JEFFREY KLAUDER (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

INDEPENDENT TRUSTEES[4]

JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies under the 1940 Act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates
4	Trustees oversee 2 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2019.

Other Directorships Held in the Past 5 Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Frost Family of Funds, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Frost Family of Funds, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years

INDEPENDENT TRUSTEES[3] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2006)	Retired. Private Investor since 1994.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2006)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

ROBERT MULHALL (Born: 1958)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

BRUCE SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 2006)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 2 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

Other Directorships Held in the Past 5 Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Frost Family of Funds, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments, since 2004.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Bishop Street Funds

(unaudited)

Other Directorships Held in the Past 5 Years

None.

None.

None.

None.

None.

December 31, 2019	www.bishopstreetfunds.com

Bishop Street Funds

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS (continued)

MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from

2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

ERIC GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Attorney, SEI Investments, since 2019. Prior Positions: Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Bishop Street Funds

(unaudited)

Other Directorships Held in the Past 5 Years

None.

None.

None.

None.

None.

December 31, 2019	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

MUFG UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565 OR YOUR INVESTMENT SPECIALIST VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

BISHOP STREET FUNDS P.O. BOX 219721 KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS’ SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-2500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the past fiscal year.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (PwC) Related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$55,200	N/A	N/A	$80,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2019	2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie
President

Dated: March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie
President

Dated: March 10, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and CFO

Dated: March 10, 2020

*	Print the name and title of each signing officer under his or her signature.